LOCAL CIVIL RULE 11.2 CERTIFICATION
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     I hereby certify that, based upon the information currently in my possession, the matter in controversy is not the subject of any other action pending in any Court or of any pending arbitration proceeding except for the matter pending in the Superior Court of New Jersey Chancery Division, previously mentioned in this Complaint. At this time, I know of no other persons who should be joined in this action other than those referenced in the Complaint.


                                                /S/ SETH T. TAUBE
                                                --------------------------------
                                                    SETH T. TAUBE



DATED:
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                                  CERTIFICATION
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     I hereby certify, that the damages recoverable in this action exceed the sum of $150,000 exclusive of interest and costs and any claim for punitive damages. Thus, this case is not eligible for mandatory arbitration pursuant to Civil Rule 201.1.

     I hereby certify that foregoing statements made by me are true, and I am aware that, if any of the same is willfully false, I am subject to punishment.


                                                /S/ SETH T. TAUBE
                                                --------------------------------
                                                    SETH T. TAUBE



DATED:
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